DEBT FORGIVENESS AGREEMENT

This DEBT FORGIVENESS AGREEMENT (“Agreement”) is made effective as of June. 30, 2021, by and between Arvana Inc. (“Company”) and Zahir Dhanani (“Creditor” and together with the Company, the “Parties”).

WHEREAS, the Company owes Creditor certain payables for services rendered as a former officer and director of the Company, and for amounts expended in his official capacity on behalf of the Company, in the aggregate amount of two hundred and six thousand three hundred and one dollars and seventy-one cents ($206,301.71) as of the effective date of this Agreement (‘Debt”) comprised as follows:

Payables	Date Incurred	Date Recorded	Currency	Total
Consulting fee	01/31/2012	01/31/2012	Canadian	5,000.00
Traveling expenses (020912ZD)	02/09/2012	02/29/2012	Canadian	7,975.08
Traveling expenses (020912ZD-2)	02/09/2012	02/29/2012	Canadian	8,910.80
Consulting fee	02/09/2012	02/29/2012	Canadian	5,000.00
Traveling expenses (032112ZD-1)	03/21/2012	03/31/2012	Canadian	9,010.50
Traveling expenses (032112-2)	03/21/2012	03/31/2012	Canadian	12,903.55
Consulting fee	03/31/2012	03/31/2012	Canadian	5,000.00
Consulting fee	04/30/2012	04/30/2012	Canadian	5,000.00
Traveling expenses (050712ZD)	05/07/2012	05/31/2012	Canadian	11,256.29
Consulting fee	05/31/2012	05/31/2012	Canadian	5,000.00
Traveling expenses (062512ZD)	06/25/2012	06/30/2012	Canadian	16,664.06
Consulting fee	06/30/2012	06/30/2012	Canadian	5,000.00
Traveling expenses (Zip)	07/19/2012	07/31/2012	Canadian	11,877.14
Traveling expenses (Rob)	07/19/2012	07/31/2012	Canadian	11,877.14
Traveling expenses (072012CZ)	07/20/2012	07/20/2012	Canadian	5,562.60
Consulting fee	07/31/2012	07/31/2012	Canadian	5,000.00
Traveling expenses	08/07/2012	08/31/2012	Canadian	2,850.29
Consulting fee	08/31/2012	08/31/2012	Canadian	5,000.00
Traveling expenses (110712ZY)	09/07/2012	09/30/2012	Canadian	5,440.44
Consulting fee	09/30/2012	09/30/2012	Canadian	5,000.00
Traveling expenses (100212ZD)	10/02/2012	10/31/2012	Canadian	2,156.63
Traveling expenses (100212ZD-2)	10/02/2012	10/31/2012	Canadian	3,679.96
Consulting fee	10/31/2012	10/31/2012	Canadian	5,000.00
Consulting fee	11/30/2012	11/30/2012	Canadian	5,000.00
Consulting fee	12/31/2012	12/31/2012	Canadian	5,000.00
Consulting fee	01/31/2013	01/31/2013	Canadian	5,000.00
Consulting fee	02/28/2013	02/28/2013	Canadian	5,000.00
Consulting fee	03/31/2013	03/31/2013	Canadian	5,000.00
Consulting fee	04/30/2013	04/30/2013	Canadian	5,000.00
Consulting fee	05/23/2013	05/31/2013	Canadian	3,710.00
			Canadian	193,874.48
			Fx at June 30, 2021	0.8068
			USD	156,417.93

Expenses (2nd qtr.)	06/30/2011	06/30/2011	USD	19,024.21
Expenses (3rd. qtr.)	09/30/2011	09/30/2011	USD	8,026.79
Expenses (4th qtr.)	12/31/2011	12/31/2011	USD	10,551.18
Debt assignment (Haafiz)	01/01/2012	01/31/2012	USD	(37,602.18)
Expenses (1st qtr.)	03/21/2012	03/31/2012	USD	7,652.17
Expenses (2nd qtr.)	06/30/2012	06/30/2012	USD	2,749.46
Hotel expenses (Senatus)	08/16/2012	08/31/2012	USD	928.48
Hotel expenses (Senatus)	08/25/2012	08/31/2012	USD	470.63
Hotel expenses (Senatus)	08/30/2012	08/31/2012	USD	480,86
Debt assignment (Zahir)	12/31/2016	12/31/2016	USD	37,602.18
			USD	49,883.73
Total				206,301.71

WHEREAS, the Creditor has determined to forgive the outstanding Debt in accordance with the terms of this Agreement.

NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein and for other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, the Parties agree as follows:

1.    Creditor hereby waives, forgives, and cancels all obligations owed by the Company to the Creditor that constitute the Debt as of June 30, 2021.

2.    The Parties hereby represent and warrant to each other that this Agreement is a valid and binding obligation on each of the Parties. Furthermore, Creditor represents to Company that it has not transferred, assigned, or otherwise conveyed or alienated any of Creditor’s right, title, or interest in or to the Debt prior to entering into this Agreement.

3.    This Agreement shall be binding upon and inure to the benefit of the Parties and their successors and permitted assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person or entity.

4.    The Parties shall execute and deliver, or cause to be executed and delivered, any and all such other instruments and shall take all actions as may be necessary to effect the transaction contemplated by this Agreement.

5.    This Agreement shall be construed, and the rights and obligations of the Parties under this Agreement shall be determined, in accordance with the internal laws of the State of Utah, without application of any state’s conflict of law principles.

6.    Each part of this Agreement is intended to be severable. Should any term, covenant, condition, or provision of this Agreement prove to be unlawful, invalid, or unenforceable, such illegality, invalidity, or unenforceability shall not affect the remaining provisions of this Agreement, which shall remain in full force and effect and shall remain binding upon the Parties.

7.    This Agreement constitutes the entire agreement between the Parties pertaining to the subject matter hereof and supersedes any and all prior agreements, representations, and understandings of the Parties, written or oral. The terms of this Agreement shall not be modified or amended except by subsequent written agreement of the Parties. This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which, when taken together, shall constitute one and the same instrument.

[SIGNATURES ON THE FOLLOWING PAGE]

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IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed as of the date first above written.

 Arvana Inc. (“Company”)

/s/ Ruairidh Campbell

Name: Ruairidh Campbell

Title: President

Date: June 30, 2021

Zahir Dhanani (“Creditor”)

/s/ Zahir Dhanani

Name: Zahir Dhanani

Date: June 30, 2021

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